                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                   WPS RESOURCES CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                     [LOGO]

                           WPS RESOURCES CORPORATION
    700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307-9001

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 2000

                             ---------------------

Our Annual Meeting will be held on Thursday, May 11, 2000, at 10:00 A.M., CDT, at the Weidner Center, on the campus of the University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. Our shareholders will:

       1. Vote on the re-election of three directors, Michael S. Ariens, Kathryn M. Hasselblad-Pascale, and
           Larry L. Weyers, to three-year terms or until successors have been elected; and

       2.  Transact any other business properly brought to the Annual
           Meeting.

If you held shares in WPS Resources at the close of business on March 10, 2000, you are entitled to vote at the Annual Meeting.

You may vote your shares in person at the Annual Meeting or by completing and mailing your proxy. If you plan to attend the Annual Meeting, we request that you vote in advance by promptly completing and mailing the enclosed proxy card in the postage-paid envelope provided. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person at the meeting. Please review the attached Proxy Statement and follow the directions closely in exercising your vote.

                                          WPS RESOURCES CORPORATION

                                          /s/ BARTH J. WOLF

                                          BARTH J. WOLF
                                          SECRETARY AND MANAGER -- LEGAL
                                          SERVICES

Green Bay, Wisconsin
March 20, 2000

THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE VOTE, SIGN EXACTLY AS YOUR NAME APPEARS, DATE, AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                PROXY STATEMENT

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders, and proxy card were first mailed to shareholders on or about March 20, 2000 and are furnished in connection with the solicitation of proxies by the Board of Directors of WPS Resources.

                           FREQUENTLY ASKED QUESTIONS

Q: WHY HAVE I RECEIVED THIS MATERIAL?

A: Our Board of Directors has sent you this proxy material and invitation to the Annual Shareholders Meeting to ask for your vote as a WPS Resources shareholder to re-elect three members of the Board of Directors.

Q: HOW ARE DIRECTORS ELECTED?

A: A plurality of votes cast is required for the election of directors. At the Annual Meeting we will be electing three directors. "Plurality" means that if there are more than three nominees, the three individuals who receive the largest number of votes will be elected as directors. The total votes cast must represent a quorum of the shares eligible to vote. Votes withheld will not be cast and will not affect the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes.

Q: WHAT CONSTITUTES A QUORUM?

A: A quorum is the number of shares that must be in attendance at a meeting to lawfully conduct business. Votes of a majority of the shares entitled to vote will constitute a quorum. As of the record date, we had 26,827,622 shares eligible to vote. Votes of 13,413,812 shares will constitute a quorum.

Q: ARE THERE ANY OTHER ISSUES TO BE VOTED ON?

A: Our Board of Directors is not aware of any other matters that will be voted on at this Annual Meeting.

Q: DO I NEED TO ATTEND THE ANNUAL MEETING IN ORDER TO VOTE?

A: No. You can vote by completing and mailing the enclosed proxy card. You may also vote at the Annual Meeting in person by submitting your proxy card at the meeting.

Q: WHO CAN VOTE?

A: Anyone who owns WPS Resources common stock as of the close of business on March 10, 2000 can vote. Each of your shares will be entitled to one vote.

Q: HOW DO I VOTE?

A: Complete, sign, and date each proxy card you receive and return it in the prepaid envelope. Your completed proxy will be voted in accordance with your instructions. If you do not withhold authority for any nominee, your proxy card will be voted for the re-election of Michael S. Ariens,
    Kathryn M. Hasselblad-Pascale, and Larry L. Weyers. You have the right to change your vote at any time before the meeting by:

            1)  notifying us in writing,

            2)  voting in person at the Annual Meeting, or

            3)  returning a later-dated proxy card.

    Your shares will also be voted on any other business which may properly come before the Annual Meeting in accordance with the best judgement of the appointed proxies, Larry L. Weyers and Barth J. Wolf.

Q: WHO ARE THE LARGEST SHAREHOLDERS?

A: We do not have a single shareholder of our common stock holding more than 5% of the outstanding shares.

Q: WHEN ARE THE 2001 SHAREHOLDER PROPOSALS DUE?

A: In order to be included in next year's proxy statement, shareholder proposals must be submitted in writing by November 20, 2000. Proposals should be submitted to Barth J. Wolf, Secretary and Manager -- Legal Services, WPS Resources Corporation, P. O. Box 19001, Green Bay,
    WI 54307-9001.

                            PROPOSALS TO BE VOTED ON

RE-ELECTION OF DIRECTORS

Our Board of Directors is made up of nine directors. The nine directors are divided into three classes. Each year one class of directors is elected to a three-year term.

Directors nominated for re-election are:

                        CLASS C -- TERM EXPIRING IN 2003

                                                                                          DIRECTOR
            NAME                 AGE                   PRINCIPAL OCCUPATION                SINCE
-----------------------------  --------   ----------------------------------------------  --------
Michael S. Ariens                 68      Chairman, Ariens Company, Brillion, WI            1974
                                           (manufacturer of outdoor power equipment)

Kathryn M. Hasselblad-Pascale     52      Managing Partner, Hasselblad Machine Company,     1987
                                           LLP, Green Bay, WI (manufacturer of automatic
                                           screw machine products)

Larry L. Weyers                   54      Chairman, President, and Chief Executive          1996
                                           Officer of WPS Resources

Each of the Class C directors has served in the same or another position with the employer indicated for at least five years.

The Board of Directors has no reason to believe that any of these nominees will be unable or unwilling to serve as a director if elected. If any nominee is unable or unwilling to serve, the shares represented by proxies solicited by the Board will be voted for the election of such other person as the Board may recommend.

Current directors not standing for re-election this year are:

                        CLASS A -- TERM EXPIRING IN 2001

                                                                                          DIRECTOR
            NAME                 AGE                   PRINCIPAL OCCUPATION                SINCE
-----------------------------  --------   ----------------------------------------------  --------
Richard A. Bemis                  58      President and Chief Executive Officer, Bemis      1983
                                           Manufacturing Company, Sheboygan Falls, WI
                                           (manufacturer of toilet seats, contract
                                           plastics, and wood products)

Clarence R. Fisher                59      President and Chief Executive Officer, Upper      1998
                                           Peninsula Power Company (a wholly-owned
                                           subsidiary of WPS Resources)

Robert C. Gallagher               61      President and Chief Operating Officer,            1992
                                           Associated Banc-Corp, Green Bay, WI, since
                                           1998; Chairman and Chief Executive Officer,
                                           Associated Bank, Green Bay, WI and Vice
                                           Chairman, Associated Banc-Corp, Green Bay, WI
                                           1981-1998

Each of the Class A directors has served in the same or another position with the employer indicated for at least five years.

                        CLASS B -- TERM EXPIRING IN 2002

                                                                                          DIRECTOR
            NAME                 AGE                   PRINCIPAL OCCUPATION                SINCE
-----------------------------  --------   ----------------------------------------------  --------
A. Dean Arganbright               69      Retired Chairman, President, and Chief            1972
                                           Executive Officer, Wisconsin National Life
                                           Insurance Company, Oshkosh, WI

James L. Kemerling                60      President and Chief Executive Officer, Riiser     1988
                                           Oil Company since 1999; Consultant, Wausau,
                                           WI, 1996 - 1999; Chairman, President, and
                                           Chief Executive Officer, The Specialty
                                           Packaging Group, Inc., Wausau, WI
                                           (manufacturer of composite cans), 1994 - 1996

John C. Meng                      55      Chairman of the Board, Schreiber Foods, Inc.      2000
                                           since October 1999; Chairman, President and
                                           Chief Executive Officer, Schreiber
                                           Foods, Inc., May 1999 - October 1999;
                                           President and Chief Executive Officer,
                                           Schreiber Foods, Inc., 1989 - 1999

Mr. Arganbright, who is retired, served in the same or another position with Wisconsin National Life Insurance Company for at least five years prior to his retirement.

Daniel A. Bollom, former Chairman, President, and Chief Executive Officer of WPS Resources, retired from the Board of Directors effective December 31, 1999. The Board of Directors appointed John C. Meng to replace Mr. Bollom as the ninth member of the Board, effective February 10, 2000. Mr. Meng was appointed as a Class B director with a term expiring in 2002.

The following table lists the Board committees, their members, and the number of Board and Board Committee meetings held during 1999:

                                                                                                  STRATEGIC
                                                                                                   ACTION
DIRECTOR (* CHAIRMAN)              BOARD      AUDIT     COMPENSATION   NOMINATING   SHAREHOLDER   PLANNING
---------------------             --------   --------   ------------   ----------   -----------   ---------
A. Dean Arganbright                   X          X            X*                         X            X

Michael S. Ariens                     X          X                          X*                        X*

Richard A. Bemis                      X          X*                         X

Daniel A. Bollom                      X          X                                       X

Clarence R. Fisher                    X

Robert C. Gallagher                   X          X            X             X            X

Kathryn M. Hasselblad-Pascale         X          X                          X            X

James L. Kemerling                    X          X            X                          X            X

Larry L. Weyers                       X*

NUMBER OF MEETINGS IN 1999           10          2            5             5            0            1

All directors attended a minimum of 80% of all meetings in 1999, including meetings of the Board and each committee of which they are members.

Other directorships held by our directors include the following:

    Richard A. Bemis -- W. H. Brady Company, Milwaukee, WI

    Clarence R. Fisher -- Michigan Financial Corporation, Marquette, MI

    Robert C. Gallagher -- Associated Banc-Corp, Green Bay, WI

    James L. Kemerling -- Badger Paper Mills, Inc., Peshtigo, WI

    John C. Meng -- Associated Banc-Corp, Green Bay, WI

AUDIT COMMITTEE

All seven non-employee directors are members of the Audit Committee. Duties and responsibilities of the Committee include:

    - recommending to the Board of Directors a firm of independent public accountants to serve as independent auditors for the next fiscal year;

    - reviewing major nonaudit and special audit services proposed to be performed by the independent public accountants and determining the ability of the independent public accountants to maintain objectivity and independence;

    - reviewing the structure of the internal audit function;

    - reviewing financial statements and satisfying itself that all disclosures necessary for a fair presentation of the financial statements are made; and

    - receiving reports of the audit services department and independent public accountants and recommending appropriate actions to the Board.

COMPENSATION COMMITTEE

The Compensation Committee consists of three non-employee directors. Its function is to define and establish an executive compensation strategy for WPS Resources and to recommend to the Board compensation, bonuses, and benefits to be paid directors, officers, and other key employees.

NOMINATING COMMITTEE

The Nominating Committee consists of four non-employee directors. The Committee:

    - recommends candidates to be nominated for election as directors at the Annual Meeting,

    - recommends candidates to fill any vacancies on the Board, and

    - approves officer changes.

If you would like to propose someone to serve as a director, you can do so by contacting the WPS Resources Secretary. As provided in the WPS Resources by-laws any proposed nominees and appropriate biographical information must be received by the Secretary, between January 8, 2001 and February 2, 2001 for consideration at the 2001 Annual Meeting.

SHAREHOLDER COMMITTEE

The Shareholder Committee consists of five non-employee directors. The primary function of the Committee is to address issues of strategic interest to shareholders.

STRATEGIC ACTION PLANNING COMMITTEE

The Strategic Action Planning Committee consists of three non-employee directors. The Committee reviews and provides input to the strategic plan of WPS Resources.

BOARD COMPENSATION

In 1999, each non-employee director received:

    - a $17,500 annual retainer,

    - $900 for each Board meeting attended,

    - $200 for each telephonic Board meeting attended,

    - $850 for each Board committee meeting attended, and

    - an option to purchase 3,000 shares of WPS Resources common stock.

Employee directors receive no compensation for serving as directors.

BENEFICIAL OWNERSHIP

This table indicates the $1 Par Value Common Stock and Stock Options owned by the directors and officers of WPS Resources, including the five named executives in the Summary Compensation Table, as of January 1, 2000. We believe that the following table is an accurate representation of beneficial owners of more than 5% of any class of our securities. The table is based upon reports on Schedules 13G filed with the Securities and Exchange Commission and other information believed to be reliable.

--------------------------------------------------------------------------------------------------------
                                                    AMOUNT AND NATURE OF SHARES BENEFICIALLY OWNED
                                                                   JANUARY 1, 2000
                                              ----------------------------------------------------------
                                              AGGREGATE NUMBER OF   NUMBER OF SHARES
                                              SHARES BENEFICIALLY   SUBJECT TO STOCK
           NAME AND TITLE                         OWNED (10)            OPTIONS        PERCENT OF SHARES
--------------------------------------------------------------------------------------------------------
A. Dean Arganbright
  Director                                            3,010               3,000            *
--------------------------------------------------------------------------------------------------------
Michael S. Ariens
  Director                               (1)          7,786               3,000            *
--------------------------------------------------------------------------------------------------------
Richard A. Bemis
  Director                                            4,875               3,000            *
--------------------------------------------------------------------------------------------------------
Daniel A. Bollom
  Director                               (2)         18,744               3,000            *
--------------------------------------------------------------------------------------------------------
Clarence R. Fisher
  Director
  President and CEO                                  11,463              22,000            *
  Upper Peninsula Power Company          (3)
--------------------------------------------------------------------------------------------------------
Robert C. Gallagher
  Director                                            7,811               3,000            *
--------------------------------------------------------------------------------------------------------
Kathryn M. Hasselblad-Pascale
  Director                               (4)          4,830               3,000            *
--------------------------------------------------------------------------------------------------------
James L. Kemerling
  Director                               (5)          1,614               3,000            *
--------------------------------------------------------------------------------------------------------
John C. Meng
  Director                               (6)          2,000                   0            *
--------------------------------------------------------------------------------------------------------
Larry L. Weyers
  Director
  Chairman, President, and CEO                       45,667             136,000            *
  WPS Resources Corporation
--------------------------------------------------------------------------------------------------------
Patrick D. Schrickel
  Executive Vice President                           19,992              56,000            *
  WPS Resources Corporation              (7)
--------------------------------------------------------------------------------------------------------
Daniel P. Bittner
  Senior Vice President and Chief
  Financial Officer                                  21,016              22,000            *
  WPS Resources Corporation              (8)
--------------------------------------------------------------------------------------------------------
Bradley W. Andress
  Vice President -- Marketing
  Wisconsin Public Service                            3,622              12,000            *
  Corporation
--------------------------------------------------------------------------------------------------------
All 23 directors and officers as a
  group                                  (9)        228,878             393,000            *
--------------------------------------------------------------------------------------------------------

*   Less than 1% of WPS Resources outstanding shares of common stock

None of the persons listed beneficially owns shares of any other class of our equity securities, except Mr. Arganbright's spouse who owns 10 shares of Wisconsin Public Service Preferred Stock 5% Series ($100 par value).

 (1) Includes 3,115 shares held by M&M Ariens, Inc.

 (2) Includes 3,996 shares held in joint revocable trust.

 (3) Includes 5,516 shares held in joint tenancy.

 (4) Includes 1,913 shares owned by spouse.

 (5) Includes 800 shares held in an individual retirement account.

 (6) All 2,000 shares are held in a joint trust.

 (7) Includes 200 shares held as custodian for children.

 (8) Includes 577 shares held in joint tenancy.

 (9) Includes, in addition to the above noted shares, 341 shares held in joint tenancy and 40 shares held as custodian for children.

(10) Aggregate Number of Shares Beneficially Owned includes shares of common stock held in the Employee Stock Ownership Plan and Trust, the Wisconsin Public Service Corporation Deferred Compensation Trust, and all stock options which are exercisable within six months of December 31, 1999. Each director or officer has sole voting and investment power with respect to the shares reported, unless otherwise noted. No voting or investment power exists related to the stock options reported until exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of changes in ownership of our common stock with the Securities and Exchange Commission. We have reviewed statements of beneficial ownership furnished to us and written representations made by our officers and directors. To our knowledge, all required individuals complied on a timely basis with all Section 16(a) filing requirements in 1999.

                           SUMMARY COMPENSATION TABLE

This table shows cash and other compensation paid to or earned by each of the Named Executive Officers for the last three fiscal years. Named Executive Officers include the Chief Executive Officer and the next four most highly compensated executive officers for 1999.

                                                                                       LONG-TERM COMPENSATION
                                                                                -------------------------------------
                                                  ANNUAL COMPENSATION                    AWARDS              PAYOUTS
                                           ---------------------------------    -------------------------------------
            (A)                  (B)         (C)         (D)          (E)          (F)            (G)          (H)          (I)
                                                                     OTHER
                                                                    ANNUAL      RESTRICTED    SECURITIES                 ALL OTHER
                                                                    COMPEN-       STOCK       UNDERLYING       LTIP       COMPEN-
                                            SALARY      BONUS       SATION        AWARDS        OPTIONS      PAYOUTS      SATION
NAME AND PRINCIPAL POSITION      YEAR      ($) (5)       ($)        ($) (6)        ($)            (#)          ($)        ($) (7)
---------------------------    --------    --------    --------    ---------    ----------    -----------    --------    ---------
Larry L. Weyers                 1999       404,167      79,126      10,031           0          136,000          0         51,996
 Chairman, President, and       1998       393,214           0       9,390           0                0          0         45,189
 CEO (1)                        1997       245,038           0       5,178           0                0          0         56,302

Patrick D. Schrickel            1999       253,282      46,559       9,830           0           56,000          0         16,656
 Executive Vice President       1998       239,389           0       9,201           0                0          0         15,705
 (1)                            1997       203,840           0       5,074           0                0          0         12,853

Clarence R. Fisher              1999       224,430      43,972           0           0           22,000          0         11,229
 President and                  1998        60,316           0           0           0                0          0              0
 Chief Executive                1997             0           0           0           0                0          0              0
 Officer (3)(4)

Daniel P. Bittner               1999       154,068      37,517       6,943           0           22,000          0         65,079
 Senior Vice President and      1998       151,735           0       6,499           0                0          0         62,141
 Chief Financial Officer        1997       138,842           0       3,584           0                0          0         53,525
 (1)

Bradley W. Andress              1999       197,950      34,688           0           0           12,000          0            248
 Vice President --              1998        58,323      65,000           0           0                0          0          1,108
 Marketing (2)(4)               1997             0           0           0           0                0          0              0

------------------------------
 (1) Officer of WPS Resources Corporation.

 (2) Officer of Wisconsin Public Service Corporation.

 (3) Officer of Upper Peninsula Power Company.

 (4) Only reported compensation is that paid by WPS Resources, Wisconsin Public Service, or by Upper Peninsula Power since its acquisition by WPS Resources.

 (5) In addition to base salary, these amounts include Elective Deferred Compensation in the Reserve Account, Mandatory Deferred Compensation, and vacation taken as pay.

 (6) These amounts reflect Above-Market Earnings on Elective Deferred Compensation. Perquisites for the Chief Executive Officer and the four Named Executive Officers were less than $50,000 or 10% of the total of salary and bonus for the year and, accordingly, are not listed.

 (7) All Other Compensation as reported in the prior table is:

--------------------------------------------------------------------------------------------------------
                                                                   ABOVE-MARKET
                                             CONTRIBUTIONS TO      EARNINGS ON        ELECTIVE DEFERRED
                                              EMPLOYEE STOCK    MANDATORY DEFERRED   COMPENSATION IN THE
                                              OWNERSHIP PLAN       COMPENSATION         STOCK ACCOUNT
              NAME                  YEAR            $                   $                     $
--------------------------------------------------------------------------------------------------------
Larry L. Weyers                     1999          1,144                3,475                47,377
                                    1998          1,436                3,253                40,500
                                    1997          1,304                1,794                53,204
--------------------------------------------------------------------------------------------------------
Patrick D. Schrickel                1999              0                4,241                12,415
                                    1998              0                3,970                11,735
                                    1997          1,150                2,189                 9,514
--------------------------------------------------------------------------------------------------------
Clarence R. Fisher                  1999          1,144                    0                10,085
                                    1998              0                    0                     0
                                    1997              0                    0                     0
--------------------------------------------------------------------------------------------------------
Daniel P. Bittner                   1999          1,529                3,524                60,026
                                    1998          1,791                3,299                57,051
                                    1997          1,074                1,819                50,632
--------------------------------------------------------------------------------------------------------
Bradley W. Andress                  1999            248                    0                     0
                                    1998          1,108                    0                     0
                                    1997              0                    0                     0
--------------------------------------------------------------------------------------------------------

Individual employment and severance agreements exist with 12 executives including the officers of WPS Resources listed in the Summary Compensation Table above. The agreements are intended to retain the services of these officers in the event of a change in control of WPS Resources. Each agreement entitles the officer to a continuation of salary and benefits for a maximum period of three years after a change in control. Each employment and severance agreement also provides a cash termination payment should there be a termination of the officer's employment after a change in control or in anticipation of a change in control. Total termination payments provided are not to exceed the present value of 2.99 times the executive's average annual salary including annual bonuses for the five years immediately preceding a change in control. The termination payments replace all other severance payments to which the executive may be entitled under current severance agreements.

Upper Peninsula Power entered into an employment contract with Mr. Clarence R. Fisher in conjunction with the 1998 merger of Upper Peninsula Energy Corporation into WPS Resources. The agreement is intended to retain the services of Mr. Fisher for a period of time sufficient to ensure the smooth transition of Upper Peninsula Power with WPS Resources.

             OPTION GRANTS TO NAMED EXECUTIVES IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------
                                           INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------------
             (A)                   (B)             (C)              (D)          (E)            (F)
                                NUMBER OF
                                SECURITIES   PERCENT OF TOTAL
                                UNDERLYING   OPTIONS GRANTED    EXERCISE OR                 GRANT DATE
                                 OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION   PRESENT VALUE
             NAME                GRANTED       FISCAL YEAR        ($/SH)         DATE           $*
--------------------------------------------------------------------------------------------------------
Larry L. Weyers                  136,000          28.45%          $29.875     2/11/2009       $277,440
--------------------------------------------------------------------------------------------------------
Patrick D. Schrickel              56,000          11.72%          $29.875     2/11/2009       $114,240
--------------------------------------------------------------------------------------------------------
Clarence R. Fisher                22,000           4.60%          $29.875     2/11/2009       $ 44,880
--------------------------------------------------------------------------------------------------------
Daniel P. Bittner                 22,000           4.60%          $29.875     2/11/2009       $ 44,880
--------------------------------------------------------------------------------------------------------
Bradley W. Andress                12,000           2.50%          $29.875     2/11/2009       $ 24,480
--------------------------------------------------------------------------------------------------------

Options granted on May 6, 1999 will vest at a rate of 25% per year over a four-year period ending on February 11, 2004. The first 25% of the options granted vested in February 2000. The year-end closing price of our stock was $25.125. The aggregate dollar value of in-the-money unexercised options held at year end was zero. There were no stock appreciation rights granted to any employee in 1999.

    * The grant date present value in column (f) is based on an option value of $2.04 per option. This value is calculated using the standard Black-Scholes Model. For purposes of determining the value of these options, the following assumptions were made:

  Annual dividend yield                         6.63%
  Volatility                                   14.00%
  Risk free rate of return                      5.52%
  Time of exercise                           10 years

         The annual dividend yield is based on a dividend of $1.98 per share and a stock price of $29.875 on the date of grant. The risk free rate of return equals the interest rate on 10-year U.S. Treasury bonds on May 6, 1999. The time of exercise is assumed to equal the maximum exercise period of the options. Expected volatility is based on the weekly price of WPS Resources common stock over the 52 weeks prior to May 6, 1999. There were no adjustments made for non-transferability or risk of forfeiture.

        AGGREGATED OPTIONS IN LAST FISCAL YEAR AND FY-END OPTION VALUES

----------------------------------------------------------------------------------------------------------
                                                                                           VALUE OF
                                                             NUMBER OF SECURITIES        UNEXERCISED
                                                                  UNDERLYING             IN-THE-MONEY
                                                             UNEXERCISED OPTIONS    OPTIONS AT FISCAL YEAR
                                                              AT FISCAL YEAR END             END
                                                                     (#)                     ($)
----------------------------------------------------------------------------------------------------------
         (A)                  (B)                (C)                 (D)                     (E)
                       SHARES ACQUIRED ON   VALUE REALIZED       EXERCISABLE/            EXERCISABLE/
        NAME              EXERCISE(#)            ($)            UNEXERCISABLE           UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Larry L. Weyers                 0                  0              0/136,000                  0/0
----------------------------------------------------------------------------------------------------------
Patrick D. Schrickel            0                  0              0/ 56,000                  0/0
----------------------------------------------------------------------------------------------------------
Clarence R. Fisher              0                  0              0/ 22,000                  0/0
----------------------------------------------------------------------------------------------------------
Daniel P. Bittner               0                  0              0/ 22,000                  0/0
----------------------------------------------------------------------------------------------------------
Bradley W. Andress              0                  0              0/ 12,000                  0/0
----------------------------------------------------------------------------------------------------------

All options reported in the table above were unexercisable at December 31, 1999. There were no stock appreciation rights granted to any employee in 1999.

               COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE GRAPH

The following graph presents a five-year comparison of:

    - WPS Resources' Common Stock cumulative total return,

    - Standard & Poor's ("S&P") 500 Index, and

    - Edison Electric Institute's ("EEI") 100 Index for the last five fiscal years.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS
                                                                      S&P    EEI
                                                                      500    100
Years                                                         WPSR  Index  Index
1994                                                           100    100    100
1995                                                           135    138    131
1996                                                           120    169    133
1997                                                           152    226    169
1998                                                           168    290    192
1999                                                           129    351    157
Assumes $100 invested on December 31, 1994 in WPSR Common
Stock, S&P 500 Index & EEI 100 Index
(1) Total return assumes reinvestment of dividends.

                      BOARD COMPENSATION COMMITTEE REPORT

The Compensation Committee is composed of three independent non-employee directors. The Committee administers executive compensation programs, policies, and practices.

Our executive compensation programs are intended to motivate and promote continuing excellent performance by management, enhance shareholder value, and ensure continued company growth and performance by attracting, retaining, and motivating talented executives through competitive market-based compensation.

The elements of our executive total market-based compensation program are:

                            - base salary,

                            - annual incentive programs, and

                            - a long-term incentive program.

Base salary for our Chief Executive Officer, other Named Executive Officers, and other officers is determined through a market-based analysis of compensation of similar executive positions throughout the utility industry. Pay advancement is based on the relationship between the executive's salary and the maximum compensation range value assigned to the executive's market-based pay grade targets. The pay plan is designed to bring executives to their maximum compensation range values over a seven-year period, beginning with the start of their employment in that position. The maximum compensation range values generally correspond to median market values and are revised annually. Minimum range values are 80% of the maximum compensation range values. Executives further below the maximum compensation range values receive larger salary increases than those closer to the maximum compensation range values.

The Chief Executive Officer's annual base salary was $422,004 for the period January 1, 1999 through December 25, 1999. At the October 1999 meeting, the Compensation Committee reviewed the compensation of our Chief Executive Officer and the other executive officers. Consistent with the market-based executive compensation goals, the Chief Executive Officer's annual base salary was set at $449,434 effective December 26, 1999. The new maximum base compensation range value for the Chief Executive Officer of $480,680 compares to the median of 1999 market base salaries of $568,300, as reported in the Towers Perrins
Energy Industry Data Base by utilities with revenues generally comparable to those of WPS Resources. Base salary and the related targets exclude incentive compensation. Median total compensation including both short-term and long-term incentive compensation reported by the same utilities was $1,521,000.

In 1999, the Compensation Committee adopted a Short-Term Variable Pay Plan. Our Chief Executive Officer, the other Named Executive Officers, and certain other officers and employees are eligible for this plan. Payments under the plan are based on attaining defined performance goals relating to:

                     1)  safety,

                     2)  system reliability,

                     3)  customer growth, satisfaction, and retention,

                     4)  net income, and

                     5)  earnings per share.

Total awards earned under the plan in 1999, for payment in 2000, totaled $557,005 including an aggregate of $241,862 for the Chief Executive Officer and the other Named Executives. Details of the plan are described under Executive Benefit Plans on the following page.

Long-term incentive compensation is provided through our Stock Option Plan approved at the 1999 Annual Shareholders Meeting. Our Chief Executive Officer, the other Named Executive Officers, and certain other officers and employees are covered under the plan. The plan is intended to align the interest of officers with shareholders. The number of options awarded was designed to increase total compensation for the covered executives to a level reasonably comparable to market-based total compensation. Total market compensation is based on target levels determined through market survey data similar to that used for base salary. Details of the plan are described under Executive Benefit Plans on the following pages.

The Compensation Committee reserves the right to recommend revised compensation levels after considering qualitative and quantitative facts and circumstances surrounding actual or projected financial results and the appropriate balance between base salary, annual incentive programs, and long-term incentive programs.

We have considered the implications of Section 162(m) of the Internal Revenue Code regarding the deductibility of annual executive compensation over $1,000,000. The compensation levels for officers are substantially less than $1,000,000. The limitations of Section 162(m) of the Code have not affected our 1999 Executive Compensation Program.

                                          A. Dean Arganbright
                                          Robert C. Gallagher
                                          James L. Kemerling

                            EXECUTIVE BENEFIT PLANS

The Short-Term Variable Pay Plan provides annual incentives for a limited group of executives including each of the Named Executive Officers listed in the Summary Compensation Table. The plan provides for various levels of bonus payments based in part on a utility performance target and in part on a non-utility performance target. The utility performance portion of the bonus is based on five key measures of performance:

                               - system reliability,

                               - safety,

                               - customer satisfaction,

                               - environmental strategy, and

                               - net income.

Earnings per share provided by nonutility operations, customer growth, and customer retention benchmarks determine the nonutility performance portion. The Compensation Committee has full authority and discretion to determine the plan participants and the amount and allocation of payments to plan participants. The Compensation Committee must approve all awards.

The 1999 WPS Resources Stock Option Plan provides long-term incentive compensation. The plan was approved by shareholders at the 1999 Annual Shareholders Meeting. Options for a total of 478,000 shares of WPS Resources' stock were granted in 1999 to a group of 19 executives. The options have an exercise price of $29.875 per share. Twenty-five percent of the options vest each year beginning on February 11, 2000. The Compensation Committee selects the participants in the plan. The Committee considers any factor it deems appropriate in selecting participants and determining their respective benefits.

The WPS Resources Corporation Deferred Compensation Plan provides benefits to 46 executives, including the Chief Executive Officer and each of the Named Executives. The plan consists of:

                            - mandatory salary deferrals,

                            - voluntary salary deferrals,

                            - death benefit,

                            - protection of qualified pension benefit, and

                            - supplemental retirement benefits.

MANDATORY SALARY DEFERRALS. A payment equal to 7% of a participant's base compensation is credited to the Deferred Compensation Plan. The amount deferred is credited to a Stock Account and treated as if fully invested in our common stock.

VOLUNTARY SALARY DEFERRALS. Plan participants may elect to defer any bonus paid during the year and up to 30% of their annual base compensation. The amount is credited, for record keeping purposes, to the Deferred Compensation Plan. The voluntary salary deferral is credited to a Stock Account or a Reserve Account at the election of the participant. Amounts deferred after January 1, 1996 in the Reserve Account are credited with earnings, at the greater of 6% per annum or a rate equal to 70% of our return on common shareholder equity.

Voluntary Salary Deferrals made prior to January 1, 1996 are credited with a higher earnings rate. The Compensation Committee may revise the earnings rate applicable to the Reserve Account or the manner in which the rate is calculated, but the rate may not be reduced below 6% per annum. The Compensation Committee may permit a participant to defer in excess of 30% of the participant's salary.

DEATH BENEFIT. Certain Deferred Compensation Plan participants, including the Chief Executive Officer and the other Named Executives, will receive a special death benefit if the participant dies prior to age 62 and at the time of the participant's death deferrals are being credited to the participant's account. The benefit is equal to the amount of Mandatory and Voluntary Salary Deferrals and earnings that would have been credited to the participant's account had deferrals continued through age 62 at the rate in effect at the time of the participant's death. Deferrals, for this purpose, are limited to a maximum 20% voluntary deferral and exclude any bonus payments deferred. The maximum benefit provided at death is $1,000,000. The special death benefit is payable in 15 equal annual installments. Earnings do not accrue on the undistributed balance of the special death benefit.

PROTECTION OF QUALIFIED PENSION BENEFIT. The Deferred Compensation Plan will provide a benefit to Plan participants to the extent that the participant's benefits under our Retirement Plan are limited because of certain legal restrictions.

SUPPLEMENTAL RETIREMENT BENEFITS. The Deferred Compensation Plan provides supplemental monthly payments to certain Plan participants. The benefit is payable if the participant:

    1)  retires at or after age 58,

    2) terminates employment at or after age 50 with at least 10 years of service, or

    3) terminates employment at an earlier date with the written approval of the Compensation Committee.

A prorated benefit is payable if the participant terminates employment between the ages of 50 and 58 but prior to completing 10 years of service. The supplemental retirement benefit can be 10% or 20% of the highest average monthly compensation received during any 36-consecutive month period of employment as determined by the Compensation Committee. Payments to Larry L. Weyers, Patrick
D. Schrickel, and Daniel P. Bittner will be provided at the 20% level. Payments for Bradley W. Andress will be provided at the 10% level. Payments begin in the later of the month following the participant's retirement or the month following the participant's attainment of age 58 and continue for 10 years. If the participant dies during the 10-year period, the participant's surviving spouse will receive 50% of such payments for the remainder of the 10-year period. If the participant dies prior to benefit commencement, the participant's surviving spouse will receive 50% of the amount that would have been paid to the participant for a 10-year period. Age and service eligibility requirements are disregarded if a participant dies while actively employed. Payments terminate upon the death of a surviving spouse.

The following table indicates the potential annual Supplemental Retirement Benefit that would be payable to a qualifying plan participant during the 10-year period.

  HIGHEST AVERAGE MONTHLY
COMPENSATION RECEIVED DURING   ANNUAL BENEFITS PAYABLE
 ANY 36 CONSECUTIVE MONTHS     -----------------------
      PRIOR TO AGE 65             10%          20%
----------------------------   ----------   ----------
          $10,000                $12,000     $ 24,000
           15,000                 18,000       36,000
           20,000                 24,000       48,000
           25,000                 30,000       60,000
           30,000                 36,000       72,000
           35,000                 42,000       84,000
           40,000                 48,000       96,000
           45,000                 54,000      108,000
           50,000                 60,000      120,000

The Deferred Compensation Plan contains several provisions that take effect in the event of a change in control of WPS Resources or Wisconsin Public Service.

Upon a change in control, the minimum earnings rate for Voluntary Salary Deferrals is the greater of 6% per annum or two percentage points above the prime lending rate of Firstar Bank, N.A. The Supplemental Retirement Benefit becomes immediately vested for active employees participating in the Deferred Compensation Plan. Upon a change in control, contributions to the Deferred Compensation Trust are required in an amount sufficient to fully fund the benefits accrued by participants in the Deferred Compensation Plan through the funding date. The Deferred Compensation Trust becomes an irrevocable trust upon a change in control. The trust assets remain subject to the claims of creditors until distributed to plan participants in accordance with each participant's election regarding distribution.

A change in control means any of the following events:

    (1) The acquisition by any person (other than WPS Resources, its subsidiaries, its employee benefit plans, or their fiduciaries) of beneficial ownership of 30% of the voting power of WPS Resources capital stock outstanding;

    (2) One-half or more of our Directors are not "Continuing Directors." To be a continuing director, an individual must have been a director on May 1, 1997, or nominated, elected, or approved by a majority of directors meeting the definition of a Continuing Director;

    (3) Any merger, consolidation, or reorganization of WPS Resources with any other corporation resulting in less than one-half of the outstanding securities of the surviving or resulting entity being owned by our former shareholders. For this purpose, shares owned by certain persons who are shareholders or affiliated with a party to such transaction, or are substantial shareholders of a party to such a transaction are excluded;

    (4) Any merger or share exchange involving WPS Resources in which we are not the controlling or surviving corporation, except a merger in which our shareholders have the same proportionate ownership of the surviving corporation as they held in WPS Resources immediately prior to such merger;

    (5) Any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of our assets other than to a wholly-owned subsidiary of WPS Resources; or

    (6) Approval by our shareholders of any plan or proposal for the liquidation or dissolution of WPS Resources.

Wisconsin Public Service maintains 401(k) Plans and an Employee Stock Ownership Plan. All employees of WPS Resources and its affiliates are eligible to participate in a 401(k) Plan and the Employee Stock Ownership Plan. In 1999, each 401(k) plan participant could defer up to $10,000 in the Plan. All contributions to the plan are deferred on a pre-tax basis.

The Employee Stock Ownership Plan is a combination of a leveraged and market purchase program. The loan is guaranteed by Wisconsin Public Service. Loan proceeds were used to purchase Common Stock. As the loan is repaid, shares become available for allocation to participants. The shares available are allocated to those employees currently contributing to our 401(k) Plans.

Our retirement plans are non-contributory defined benefit plans. Contributions to these plans related to specific plan participants cannot be calculated. The plans are fully funded and no contributions were made to the plans in 1999. Benefits at the normal retirement age of 62 (with a choice of four benefit options payable to a surviving spouse) are determined as follows:

    Final Average Pay times 55% times years of service divided by 32 less 1/2 Social Security Benefit

    For purposes of this calculation, years of service will not exceed
    32 years. An additional 1/2% of Final Average Pay is added for each year of service in excess of 32 years.

    Final Average Pay is the greater of the average of the 5 highest calendar year's compensation since 1980 or the last 60 months of employment.

Employees who were employed prior to 1982 qualify for the higher of the above formula or a grandfathered formula equal to 1.5% of the final average pay times years of service limited by 50% of final average pay less a Social Security offset. The following table shows the annual retirement benefits payable at the normal retirement age of 65 for specified salary levels and years of service under the provisions of the Pension Plan in effect December 31, 1999, assuming retirement on that date:

                               PENSION PLAN TABLE
                         ANNUAL RETIREMENT BENEFITS AT
                       NORMAL RETIREMENT AGE OF 65 YEARS
                         FOR YEARS OF SERVICE INDICATED

REMUNERATION   15 YEARS   20 YEARS   25 YEARS   30 YEARS   35 YEARS   40 YEARS
------------   --------   --------   --------   --------   --------   --------
  $200,000     $ 47,701   $ 63,601   $ 79,502   $ 95,402   $104,762   $109,762
   250,000       60,591     80,789    100,986    121,183    133,012    139,262
   300,000       73,485     97,976    122,470    146,964    161,262    168,762
   350,000       86,373    115,164    143,955    172,746    189,512    198,262
   400,000       99,263    132,351    165,439    198,527    217,762    227,762
   450,000      112,154    149,539    186,923    224,308    246,012    257,262
   500,000      125,045    166,726    208,408    250,089    274,262    286,762
   550,000      137,935    183,914    229,892    275,871    302,512    316,262

Benefit amounts in the above table have been reduced for Social Security offsets. Compensation for pension purposes differs from the amounts in the annual compensation columns of the Summary Compensation Table for the Chief Executive Officer and the Named Executives. Pension Compensation for the Chief Executive Officer and the Named Executives is:

            NAME           1999 PENSION COMPENSATION     YEARS OF SERVICE
     ------------------   ----------------------------   ----------------
     Larry L. Weyers                $453,167                    14
     Patrick D.
     Schrickel                      $266,653                    34
     Clarence R. Fisher             $230,159                     1*
     Daniel P. Bittner              $214,864                    35
     Bradley W. Andress             $197,950                     1

* Mr. Fisher's retirement benefit is equal to the sum of his benefit accrued through December 31, 1998 under the pension plan of Upper Peninsula Power Company and the benefit accrued under the Wisconsin Public Service pension plan for service after December 31, 1998. Mr. Fisher's total annual retirement benefit earned to date from the qualified pension plans is $48,212.

Annual benefits payable from the Pension Plan are subject to a maximum limitation of $130,000 for 1999 under the Internal Revenue Code. The amount of compensation considered for purposes of the Pension Plan is limited to $160,000 for 1999 under the Internal Revenue Code. The Deferred Compensation Plan provides additional monthly pension benefits for Deferred Compensation Plan participants to compensate for any loss of benefit payable under the Pension Plan caused by the maximum benefit limitation, compensation limitation, or any Salary Deferral under the Deferred Compensation Plan. The additional payments are made only while the participant or surviving spouse receives a monthly benefit from the Pension Plan. Annual retirement benefits presented in the table above include the additional payments from the Deferred Compensation Plan for the loss of Pension Plan benefits described above. Amounts were accrued during 1999 for the unfunded future payment.

                          COMMON SHARE PURCHASE RIGHTS

On December 16, 1996, all shareholders were granted one stock right for each share of our common stock they own. These stock rights may be redeemed or, under the provisions described below, exchanged for shares of our common stock as provided in the Rights Agreement dated December 12, 1996. All rights will expire on December 11, 2006. These stock rights are intended to enhance the ability of the Board of Directors to protect our shareholders and WPS Resources if there is an attempt to gain control of WPS Resources that is not in the best interests of our shareholders.

The Rights are not presently exercisable. Each stock right will provide a shareholder the right to purchase one share of common stock at an exercise price of $85. The exercise price of $85 is subject to adjustment. Ten days after any person or group of affiliated or associated persons acquires 15% or more of our common stock or announces a tender offer for 15% or more of our common stock, each stock right becomes exercisable. Each shareholder will then be entitled to purchase shares at the then current exercise price with a market value of twice the current exercise price. Any inadvertent acquisition of 15% or more of our common stock will not cause these stock rights to be exercisable, if there is prompt divestiture of shares to reduce holdings below 15%. Shares required by the exercise of these rights will be provided from authorized and unissued common shares or treasury shares. The exercise of these stock rights will have the effect of diluting the shares being acquired by an entity attempting to acquire WPS Resources. Stock rights do not become exercisable if the acquisition of 15% or more of our common stock is by WPS Resources, its subsidiaries, or its benefit plans. Rights on shares held by a person or group of affiliated or associated persons acquiring 15% or more of our stock will be null and void. A Summary of Rights to Purchase Common Shares is available to shareholders upon request.

                                 OTHER BUSINESS

At the time this Proxy Statement went to press, no proposals had been submitted by shareholders for consideration at our May 11, 2000 Annual Shareholders Meeting. If any shareholder proposals are properly presented at the Annual Meeting, the persons named as proxies will vote them in accordance with their best judgment.

Our officers, directors, and employees may solicit proxies by correspondence, telephone, electronic communications, or in person, but without extra compensation. Banks, brokers, nominees, and other fiduciaries may be reimbursed for reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from the beneficial owners.

                                 ANNUAL REPORTS

Our 1999 Annual Report, including the financial statements and the report of its independent public accountants, Arthur Andersen LLP, is enclosed with this proxy statement. The Board has reappointed Arthur Andersen LLP to serve as our independent public accountants for calendar year 2000. Representatives of Arthur Andersen LLP will be at the Annual Meeting and will have a chance to make a statement if they desire. They will also be available to respond to your questions.

AN ANNUAL REPORT IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
FORM 10-K. IF YOU ARE A SHAREHOLDER AND WOULD LIKE TO RECEIVE A COPY OF OUR 1999 FORM 10-K, WITHOUT EXHIBITS, PLEASE WRITE TO BARTH J. WOLF, SECRETARY AND MANAGER -- LEGAL SERVICES, AT WPS RESOURCES CORPORATION, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307-9001

                          FUTURE SHAREHOLDER PROPOSALS

The deadline for submission of shareholder proposals, for inclusion in the proxy statement for our 2001 Annual Meeting of Shareholders is November 20, 2000. Proposals must be submitted in compliance with Securities and Exchange Commission regulations. The Securities and Exchange Commission requirements are defined in Rule 14a-8 of the Securities Exchange Act of 1934. As provided in the WPS Resources by-laws any nominations for directors or other business (except shareholder proposals submitted pursuant to Rule 14a-8) must be received between January 8, 2001 and February 2, 2001 or they will be considered untimely. Persons named in proxies solicited by the Board of Directors of WPS Resources for its 2001 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any untimely proposal.

                                          WPS RESOURCES CORPORATION

                                          /s/ BARTH J. WOLF

                                          BARTH J. WOLF
                                          SECRETARY AND MANAGER -- LEGAL
                                          SERVICES

ELECTION OF DIRECTORS:

Michael S. Ariens, Kathryn M. Hasselblad-Pascale, and
Larry L. Weyers

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


----------------------------------------------------------------



FOR ALL NOMINEES EXCEPT
THOSE WRITTEN IN SPACE AT LEFT                         / /

WITHHOLD AUTHORITY FOR ALL NOMINEES                    / /

----------------------------------------------------------------
PLEASE MARK ONE BOX ONLY IN ELECTION OF DIRECTORS, SIGN
EXACTLY AS YOUR NAME IS PRINTED ON THIS CARD, DATE, AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S).  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.


----------------------------------------------------------------


----------------------------------------------------------------
                Signature(s) of shareholder(s)

Date:                                                     , 2000
     -----------------------------------------------------

--------------------------------------------------------------------------------
                        DETACH PROXY CARD AT PERFORATION

                          THE ABOVE FORM IS YOUR PROXY.
             PLEASE READ BOTH SIDES, VOTE, SIGN EXACTLY AS YOUR NAME
              APPEARS, DATE, DETACH AT THE PERFORATION, AND RETURN
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------

                            WPS RESOURCES CORPORATION
     700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001


March 20, 2000


Dear WPS Resources Corporation Shareholder:

Enclosed for your review is a copy of our 1999 Annual Report and our Proxy Statement. You are cordially invited to attend the 2000 Annual Shareholders Meeting which will be held at 10:00 A.M., on Thursday, May 11, 2000 at the Weidner Center, University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. An organ concert will precede the meeting beginning at 9:30
A.M. Directions to the meeting location are included on the reverse side of this page. Free parking will be available.

The formal Notice of Annual Meeting of Shareholders and Proxy Statement which appear in the accompanying booklet provide information concerning matters of interest to our shareholders.

Whether you own many shares or only a few, your vote is important to our continued success.

PLEASE VOTE, SIGN EXACTLY AS YOUR NAME APPEARS, DATE, AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU WILL BE ATTENDING THE MEETING, PLEASE INDICATE YOUR INTENTION ON THE REVERSE SIDE OF THE PROXY WHERE YOU ALSO MAY INDICATE TOPICS WHICH YOU WOULD LIKE TO HAVE DISCUSSED AT THE MEETING.

Sincerely,

/s/ Larry L. Weyers

LARRY L. WEYERS
Chairman, President, and
Chief Executive Officer

                        PROXY - WPS RESOURCES CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR THE ANNUAL SHAREHOLDERS MEETING
                           TO BE HELD ON MAY 11, 2000


The undersigned hereby appoints Larry L. Weyers and Barth J. Wolf as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this form and, at their discretion, upon such other business as may properly come before the meeting, all the shares of common stock of WPS Resources Corporation held of record by the undersigned on March 10, 2000, at the Annual Meeting of Shareholders to be held on May 11, 2000, at 10:00 A.M., CDT, or any adjournment thereof:

  (THIS PROXY IS CONTINUED, AND IS TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

Check this box if you plan to attend the Annual Shareholders Meeting.    / /

Number attending
                  ------

Please indicate in the space below any topics which you believe should be addressed as part of management's presentation at the Annual Shareholders Meeting.



                        DIRECTIONS TO THE WEIDNER CENTER,
                       UNIVERSITY OF WISCONSIN - GREEN BAY


--------------------------------------------------------------------------------
RECOMMENDED ROUTES TO
UNIVERSITY OF WISCONSIN - GREEN BAY

THE CITY ROUTE:
54-57 (University Ave.) to the University Ave.
Nicolet Drive exit. Nicolet Drive to the campus main                         MAP
entrance.

THE SCENIC ROUTE:
Monroe-Quincy (57) or Webster Ave. north from downtown Green Bay to East Shore Drive, east along the bay to the campus. N. Irwin Ave. or Danz Ave. may also be taken north to East Shore Drive.

FROM 41 SOUTH, 41-141 NORTH:
I-43 South (Tower Drive) to exit 185 (54-57), or 172 east to I-43, then north to Exit 185 (54-57), 54-57 to University
Ave.-Nicolet Drive exit, Nicolet Drive to campus.

FROM AUSTIN-STRAUBEL FIELD:
172 east to I-43, then north to Exit 185 (54-57), 54-57 to
University Ave.-Nicolet Drive exit, Nicolet Drive to campus.                 MAP

FROM I-43 SOUTH:
I-43 North to Exit 185 (54-57), 54-57 to University Ave.-
Nicolet Drive exit, Nicolet Drive to campus.

FROM 29 EAST:
29 West to I-43 North, I-43 to Exit 185 (54-57), 54-57
to University Ave.-Nicolet Drive exit, Nicolet Drive to campus.

--------------------------------------------------------------------------------